EATON VANCE GREATER INDIA FUND
Supplement to Prospectus dated May 1, 2025
as may be supplemented and/or revised from time to time

Based on a recommendation from Eaton Vance Greater India Fund’s (the “Fund”) investment adviser, Boston Management and Research (“BMR”), the Board of Trustees (“Board”) of the Fund has approved (i) a name change of the Fund to Eaton Vance India Fund; (ii) the termination of the investment sub-advisory agreement with the current sub-adviser to the Fund, Goldman Sachs Asset Management, L.P.; (iii) a new investment sub-advisory agreement with Morgan Stanley Investment Management Company (“MSIM Company”) to manage the Fund’s assets; (iv) a reduction in the Fund’s management fee; and (v) a change to the Fund’s 80% policy. These changes will be effective on or about April 13, 2026.

As a result the following changes are effective April 13, 2026:

1.	Eaton Vance Greater India Fund will change its name to Eaton Vance India Fund, and all references to the Fund will be replaced with “Eaton Vance India Fund”.

2.	The following replaces “Fees and Expenses of the Fund” in “Fund Summary”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 24 of the Fund's Prospectus and page 24 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None
(1)	Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(2)	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.46%	2.21%	1.21%
Expense Reduction(3)	(0.06)%	(0.06)%	(0.06)%
Net Annual Fund Operating Expenses	1.40%	2.15%	1.15%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and Greater India Portfolio (the “Portfolio”), the Portfolio in which the Fund invests its assets.
(2)	Other expenses have been restated to reflect more current expense information.
(3)	The administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class I shares. This expense reimbursement will continue through May 1, 2027. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year. Pursuant to this arrangement, the investment adviser, administrator and sub-adviser may recoup from the Fund any reimbursed expenses during the same fiscal year if such recoupment does not cause the Fund’s Total Annual Operating Expenses after such recoupment to exceed (i) the expense limit in effect at the time of reimbursement; or (ii) the expense limit in effect at the time of recoupment.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$660	$957	$1,275	$2,175	$660	$957	$1,275	$2,175
Class C shares	$318	$685	$1,179	$2,335	$216	$685	$1,179	$2,335
Class I shares	$117	$378	$659	$1,461	$117	$378	$659	$1,461

3.	The following replaces “Principal Investment Strategies” in “Fund Summary”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in India (the “80% Policy”). A company will be considered to be in India if it is domiciled in, or for which the principal securities trading market is in, India, or derives more than 50% of its revenue from, or have 50% or more of assets, core business operations or employees, in India. India investments can also include securities trading in the form of depositary receipts, such as American Depositary Receipts sponsored or unsponsored and Global Depositary Receipts. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” fund.

The Fund invests in securities issued by companies with a broad range of market capitalizations, including smaller companies. The Fund may make direct investments in companies in private placement transactions. At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward foreign currency exchange contracts and options. The Fund may utilize index or stock futures for the limited purpose of managing cash flows. The Fund limits investment in such index or stock futures to not more than 20% of its total assets. At times the Fund’s investments may be focused in one or more sectors.

The Fund’s investments are selected using a combined top-down macro-thematic and bottom-up approach, to purchase what the investment sub-adviser believes are quality growth companies that are well-positioned to deliver long-term performance across market cycles. From a macro-thematic perspective, the investment sub-adviser analyzes high frequency economic indicators to help identify trends and inflection points in sectors. The investment sub-adviser combines this with bottom-up analysis, using quantitative and qualitative filters to identify stocks reflecting the macro view that meet criteria on parameters such as quality, governance, size, liquidity and management track record across cycles. Valuations are considered in the context of market-wide and historical levels. Fund positions will be build based on liquidity, conviction and entry opportunities.

The Fund currently invests substantially all of its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund. References to the Fund’s investments include investments held indirectly through the Portfolio in which the Fund invests.

4.	The following replaces “Management” in “Fund Summary”:

Investment Adviser. Boston Management and Research (“BMR”).

Investment Sub-Adviser. Morgan Stanley Investment Management Company (“MSIM Company”).

Portfolio Manager. Amay Hattangadi, CFA, Managing Director of MSIM Company, has managed the Fund and Portfolio since April 13, 2026.

5.	The following replaces “Management” in “Management and Organization”:

Management.  The Fund and Portfolio’s investment adviser is Boston Management and Research (“BMR”). BMR is an indirect, wholly owned subsidiary of Morgan Stanley. BMR, a registered investment adviser, has offices at One Post Office Square, Boston, MA 02109. Eaton Vance Management (“Eaton Vance”), BMR, and their predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of September 30, 2025, Morgan Stanley’s asset management operations had aggregate assets under management or supervision of approximately $1.8 trillion.

The Fund is allocated its pro rata share of the advisory fee paid by the Portfolio.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund and Portfolio to Morgan Stanley Investment Management Company (“MSIM Company”), a registered investment adviser. MSIM Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481. BMR pays MSIM Company a portion of the advisory fee for sub-advisory services provided to the Fund. MSIM Company is a wholly-owned subsidiary of Morgan Stanley.

Prior to April 13, 2026, BMR delegated the investment management of the Fund to Goldman Sachs Asset Management, L.P., located at 200 West Street, New York, New York 10282 pursuant to an investment sub-advisory agreement.

The Fund’s Form N-CSR filing covering the fiscal period ended June 30 provides information regarding the basis for the Trustees’ approval of the investment advisory and sub-advisory agreements.

6.	The following replaces “Fund” in “Management and Organization”:

Fund. Under its investment advisory agreement with the Fund, BMR is entitled to receive an advisory fee on average daily net assets per annum that are not invested in other investment companies for which BMR or its affiliates (i) serves as adviser and (ii) receives an advisory fee, as described below. The fee is payable monthly.

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $2.5 billion	0.675%
$2.5 billion but less than $5 billion	0.650%
$5 billion and over	0.630%

Prior to April 13, 2026, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%

For the fiscal year ended December 31, 2024, the Fund incurred no such advisory fee.

7.	The following replaces “Portfolio” in “Management and Organization”:

Portfolio.  Under its investment advisory agreement with the Portfolio, BMR receives an advisory fee based on average daily net assets, as described below.  The fee is payable monthly.

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.750%
$500 million but less than $1 billion	0.700%
$1 billion but less than $2.5 billion	0.675%
$2.5 billion but less than $5 billion	0.650%
$5 billion and over	0.630%

Prior to April 13, 2026, BMR received an advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.850%
$500 million but less than $1 billion	0.800%
$1 billion but less than $2.5 billion	0.775%
$2.5 billion but less than $5 billion	0.750%
$5 billion and over	0.730%

For the fiscal year ended December 31, 2024, the effective annual rate of investment advisory fee, based on average daily net assets of the Portfolio, was 0.85%.

Amay Hattangadi is the portfolio manager of the Fund. Mr. Hattangadi, Managing Director of MSIM Company, has been associated with the Sub-Adviser in an investment management capacity since 1997.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares with respect to which the portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a monthly administrative fee equal to 0.15% annually of average daily net assets. For the fiscal year ended December 31, 2024, the administration fee of the Fund was 0.15% of the Fund’s average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

February 5, 2026	48661-00 2.5.26

EATON VANCE GREATER INDIA FUND

Supplement to Statement of Additional Information dated May 1, 2025 as may be supplemented and/or revised from time to time

Based on a recommendation from Eaton Vance Greater India Fund’s (the “Fund”) investment adviser, Boston Management and Research (“BMR”), the Board of Trustees (“Board”) of the Fund has approved (i) a name change of the Fund to Eaton Vance India Fund; (ii) the termination of the investment sub-advisory agreement with the current sub-adviser to the Fund, Goldman Sachs Asset Management, L.P.; (iii) a new investment sub-advisory agreement with Morgan Stanley Investment Management Company (“MSIM Company”) to manage the Fund’s assets; (iv) a reduction in the Fund’s management fee; and (v) a change to the Fund’s 80% policy. These changes will be effective on or about April 13, 2026.

As a result the following changes are effective April 13, 2026:

1.	Eaton Vance Greater India Fund will change its name to Eaton Vance India Fund, and all references to the Fund will be replaced with “Eaton Vance India Fund”.

2.	The following replaces the first two paragraphs under “Investment Advisory and Administrative Services”:

Investment Advisory Services. As described in the Prospectus, BMR is the investment adviser to the Fund and the Portfolio and Morgan Stanley Investment Management Company (“MSIM Company” is the sub-adviser to the Fund and the Portfolio. Prior to April 13, 2026, Goldman Sachs Asset Management, L.P. (“GSAM”) was the sub-adviser to the Fund and Portfolio. BMR and its predecessor organizations have been managing assets since 1924 and managing mutual funds since 1931. BMR is an indirect wholly owned subsidiary of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The investment adviser manages the investments and affairs of the Portfolio and the Fund, as applicable and provides related office facilities and personnel subject to the supervision of the Trust, in the case of the Fund, or the Portfolio. The investment sub-adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Fund or the Portfolio’s assets will be held uninvested. The investment advisory agreement between the Fund and BMR (the “Investment Advisory Agreement” or the “Agreement”) and the investment sub-advisory agreement between BMR and MSIM Company (the “Investment Sub-Advisory Agreement” or the “Agreement”) requires the investment adviser or sub-adviser, as the case may be, to pay the compensation and expenses of all officers and Trustees who are members of the investment adviser’s or sub-adviser’s organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

3.	The following replaces “Information About GSAM.” under “Investment Advisory and Administrative Services”:

Information About Morgan Stanley Investment Management Company (“MSIM Company”). MSIM Company is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

4.	The following replaces “Portfolio Manager.” under “Investment Advisory and Administrative Services”:

Portfolio Manager. The portfolio manager(s) of the Portfolio is listed below. The following table shows, as of November 30, 2025, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Amay Hattangadi
Registered Investment Companies(1)	7	$1,256.7	0	$0
Other Pooled Investment Vehicles	7	$1,346.4	0	$0
Other Accounts	8	$8,023.8	1	$21.0
(1)	Includes the Fund and Portfolio.

The portfolio manager did not beneficially own (or hold notionally through IMAP) any shares in the Fund as of November 30, 2025 or in the Eaton Vance family of funds as of December 31, 2024. Interests in the Portfolio cannot be purchased by a portfolio manager.

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for MSIM Company. The compensation structure of MSIM, including its affiliates that are investment advisers, is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to employees of MSIM and its affiliates that are investment advisers is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the investment adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

●	Cash bonus
●	Deferred compensation:
o	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
o	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the investment adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
o	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Fund, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM and its affiliates that are investment advisers compensate employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager
●	Revenue and profitability of the firm
●	Return on equity and risk factors of both the business units and Morgan Stanley
●	Assets managed by the portfolio manager
●	External market conditions
●	New business development and business sustainability
●	Contribution to client objectives
●	Team, product and/or MSIM and its affiliates that are investment advisers performance
●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)
●	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

February 5, 2026